                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): JUNE 29, 2006 (JUNE 23, 2006)

                                ZONE 4 PLAY, INC.
             (Exact name of registrant as specified in its charter)

          NEVADA                      333-91356                  98-0374121
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(State or other jurisdiction         (Commission                (IRS Employer
       of incorporation)             File Number)             Identification No.)

     103 FOULK ROAD, WILMINGTON, DE                                     19803
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)

                                 (302) 691-6177
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

Effective on June 23, 2006, the Registrant engaged Ziv Haft, a member of the BDO
Network ("BDO") with an address at Amot Bituach House Bldg. B. 46-48 Menachem
Begin Rd. Tel Aviv, Israel as its new independent auditor. The decision to engage BDO was approved by the Registrant's Audit Committee. The Registrant's
Audit Committee believes that BDO's strong track record as an independent auditor of numerous gaming companies makes it a particularly suitable independent auditor of the Registrant.

On June 23, 2006, the Registrant's Audit Committee and Kost, Forer, Gabbay &
Kassierer a Member of Ernst & Young Global ("E&Y") ceased the Registrant's independent audit services. E&Y performed the audit of the Registrant's financial statements since inception. E&Y rendered no adverse opinion or disclaimer of opinion with respect to its audits, and none of its opinions were qualified or modified as to uncertainty, audit scope or accounting principles.
During this period and through May 24, 2006, the last date on which services were rendered by E&Y to the Registrant there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to E&Y's satisfaction would have caused E&Y to make reference to this subject matter of the disagreements, nor were there any "reportable events" as such term is defined in Item 304(a)(1)(v)of Regulation S-K, promulgated under the Securities
Exchange Act of 1934, as amended.

The Registrant has requested E&Y to furnish it with a letter addressed to the
Securities and Exchange Commission stating whether it agrees with the statements made above by the Registrant. A copy of such letter, dated June 29, 2006, is filed herewith as Exhibit 16.1 and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits

16.1      Letter from E&Y to the Securities and Exchange Commission dated
          June 29, 2006.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                          ZONE 4 PLAY, INC.
                                                          (registrant)

                                                          By: /s/ Uri Levy
Date:  June 29, 2006                                      ----------------
                                                          Uri Levy
                                                          Chief Financial Office

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